--------------------------------------------------------------------------------

      Managed
      HIGH INCOME
           --------------
           PORTFOLIO INC.
           --------------

            -------------------------------------------------------

                                [GRAPHIC OMITTED]

            -------------------------------------------------------

                                                                       Quarterly
                                                                          Report
                                                                    May 31, 2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                Managed
LETTER TO                                       HIGH INCOME
SHAREHOLDERS                                         --------------
                                                     PORTFOLIO INC.
                                                     --------------

--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the quarterly report for the Managed High Income Portfolio Inc. ("Fund") for the period ended May 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. Please refer to pages 5 through 23 for a list and percentage breakdown of the Fund's holdings. We hope you find this information to be useful and informative.

      Over the past three months, the Fund distributed income dividends to shareholders totaling $0.24 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its May 31, 2001 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(1)

              Price                  Annualized               Three-Month
            Per Share           Distribution Rate(2)        Total Return(2)
          -------------         --------------------        ---------------
          $8.16 (NAV)                  11.62%                   (5.05)%
          $8.53 (NYSE)                 11.11%                   (2.51)%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.
(2) Total returns are based on changes in net asset value or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.079 for 12 months. The rate is as of May 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

      During the period, the Fund generated a total return based on its May 31, 2001 NAV of negative 5.05%. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group of high current yield funds returned negative 4.21% based on NAV for the same period.

Overview of Market and Fund Performance

      The U.S. Federal Reserve Board ("Fed") continued to aggressively lower short-term interest rates during the period to cushion a precipitously declining equity market. As of the cut on May 15, 2001, the Fed has cut the Federal Funds rate by a total of 250 basis points(4) since January 2001. We expect the Fed to continue to lower interest rates through the summer and into the fall to reduce the risk of a general recession.

      Despite these interest rate cuts, further earnings warnings, particularly in the technology and telecommunications industries, drove the U.S. equity markets down in March and April, as investors worried about sustainable economic growth and corporate profitability amidst a weaker economy. Further adding to the woes of the technology and telecommunications industries, the manufacturing sector continued to reduce inventories and capital spending particularly in technology and telecommunications as well as industrial goods. The U.S. high yield market ended the period slightly higher.

      We believe the events during the period are reminiscent of those in 1990; the Fed reduced interest rates in an attempt to stem an economic slowdown. Unfortunately, the Fed moved too slowly in 1990 to prevent a recession from taking hold. Not surprisingly, the U.S. high yield bond market suffered similar price declines in 1999, 2000 and 2001 compared to 1989 and 1990. In 1990, U.S. high yield bond prices bottomed in November before staging a significant three-year recovery. Based on this previous history, we feel the U.S. high yield market may be poised for a meaningful recovery in prices over the next two to three years, especially if the Fed succeeds in reversing the deterioration in the general economy. We also believe that the recently approved tax cuts may inject new life into the economy in the fourth quarter of 2001.

      During the period, the Fund had a high exposure to the telecommunications industry, which adversely affected the Fund when many telecommunications issues severely declined in price. Consequently, the Fund lagged the benchmark and its peer group during the period. Nevertheless, we believe we own the

----------
(3)   Lipper is a major independent fund tracking organization.
(4)   A basis point is 0.01%, or one one-hundreth of a percent.

strongest, most viable issues in the U.S. high yield telecommunications sector and have confidence that the Fund will have minimal defaults. Going forward, we will diversify investments across sectors to avoid overexposure to a single sector.

      Given the precarious economy, we have favored higher quality bonds during the period and plan to continue to do so in the short-term. Although this has slightly reduced the Fund's yield, it has also helped avoid defaults in the Fund. We also plan to purchase issues from companies that tend to perform well during a recession. In a continual effort to position the Fund to capture any potential increases in bond prices (which would translate to an increase in the Fund's NAV), we are seeking to invest in bonds that are issued by the better quality companies, but that are also trading at a deep discount to par.

      Thank you for your investment in the Managed High Income Portfolio Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,


/s/ Heath B. McLendon                  /s/ John C. Bianchi

Heath B. McLendon                      John C. Bianchi, C.F.A.
Chairman and                           Vice President and
                                       Investment Officer

June 13, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 5 through 23 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 37. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 97.5%
---------------------------------------------------------------------------------------------------
Aerospace and Defense -- 0.5%
    510,000        B      Alliant Techsystems Inc., Sr. Sub. Notes,
                            8.500% due 5/15/11.......................................    $  517,650
    975,000        B-     Dunlop Standard Aerospace, Sr. Notes,
                            11.875% due 5/15/09......................................     1,040,813
    310,000        B      Hexcel Corp., Sr. Sub. Notes,
                            9.750% due 1/15/09.......................................       308,838
---------------------------------------------------------------------------------------------------
                                                                                          1,867,301
---------------------------------------------------------------------------------------------------
Airlines -- 1.5%
  1,260,000        BB-    Air Canada, Sr. Notes, 10.250% due 3/15/11.................     1,197,000
  6,296,587        BB     Airplanes Pass Through Trust, Corporate
                            Collateralized Mortgage Obligation,
                            Series D, 10.875% due 3/15/19............................     3,951,990
---------------------------------------------------------------------------------------------------
                                                                                          5,148,990
---------------------------------------------------------------------------------------------------
Alternative Power Generation -- 2.8%
                          AES Corp.:
    835,000        Ba1*     Sr. Notes, 9.375% due 9/15/10  ..........................       856,919
  2,880,000        Ba3*     Sr. Sub. Notes, 10.250% due 7/15/06......................     2,966,400
    920,000        Ba2*   AES Drax Energy Ltd., Secured Notes,
                            11.500% due 8/30/10 (b)..................................     1,005,100
                          Calpine Corp.:
    360,000        BB+      Lease Obligation Notes,
                              9.000% due 7/15/18 (b).................................       356,850
  3,550,000        BB+      Sr. Notes, 10.500% due 5/15/06...........................     3,678,688
                          Covanta Energy Corp.:
    410,000        BBB+     9.250% due 3/1/22........................................       376,175
    520,000        BBB      Sub. Notes, 6.000% due 6/1/02............................       501,800
---------------------------------------------------------------------------------------------------
                                                                                          9,741,932
---------------------------------------------------------------------------------------------------
Aluminum -- 1.6%
  1,035,000        BB-    Century Aluminum Co., Sr. Secured Notes,
                            11.750% due 4/15/08......................................     1,107,450
                          Kaiser Aluminum & Chemical:
    500,000        B        Series B, Sr. Notes, 10.875% due 10/15/06................       483,750
    445,000        B        Series D, Sr. Notes, 10.875% due 10/15/06................       430,538
  4,045,000        CCC+     Sr. Sub. Notes, 12.750% due 2/1/03.......................     3,680,950
---------------------------------------------------------------------------------------------------
                                                                                          5,702,688
---------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Apparel/Footwear -- 0.9%
                          Levi Strauss Co.:
                            Sr. Notes:
    520,000        BB-        11.625% due 1/15/08 (b)................................    $  520,000
    300,000(EUR)   BB-        11.625% due 1/15/08 (b)................................       251,738
    720,000        BB-      Sub. Notes, 7.000% due 11/1/06...........................       617,400
                          Tommy Hilfiger USA Inc.:
    675,000        BBB-     Sr. Notes, 6.850% due 6/1/08.............................       578,813
    765,000        BBB-     Sub. Notes, 6.500% due 6/1/03............................       732,488
    550,000        B-     Tropical Sportswear International Corp.,
                            Sr. Sub. Notes, 11.000% due 6/15/08......................       525,250
---------------------------------------------------------------------------------------------------
                                                                                          3,225,689
---------------------------------------------------------------------------------------------------
Apparel - Footwear Retail -- 0.8%
    895,000        CCC+   J Crew Operating Group, Sr. Sub. Notes,
                            10.375% due 10/15/07.....................................       756,275
                          Saks Inc., Sr. Notes:
    700,000        BB+      7.000% due 7/15/04.......................................       666,750
    980,000        BB+      7.250% due 12/1/04.......................................       933,450
    660,000        BB+      8.250% due 11/15/08......................................       610,500
---------------------------------------------------------------------------------------------------
                                                                                          2,966,975
---------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.1%
    560,000        BB-    Pep Boys Inc., Sr. Notes,
                            6.520% due 7/16/07.......................................       511,000
---------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.2%
    575,000        B      Collins & Aikman Products, Sr. Sub. Notes,
                            11.500% due 4/15/06......................................       557,750
    125,000        B      Dura Operating Corp., Sr. Sub. Notes,
                            9.000% due 5/1/09........................................       119,688
---------------------------------------------------------------------------------------------------
                                                                                            677,438
---------------------------------------------------------------------------------------------------
Broadcasting -- 2.1%
  1,876,600        NR     AMFM Operating Inc., Sub. Notes,
                            12.625% due 10/31/06.....................................     2,073,643
  2,585,000        B-     Emmis Communications, Sr. Discount Notes,
                            step bond to yield 12.500% due 3/15/06 (b)...............     1,499,300
  2,750,000        BBB-   Liberty Media, Sr. Notes, 8.250% due 2/1/30................     2,485,313
    720,000        CCC+   Sirius Satellite Radio Inc., Sr. Secured Notes,
                            14.500% due 5/15/09......................................       414,000


6                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Broadcasting -- 2.1% (continued)
    515,000        B-     Spanish Broadcasting, Sr. Sub. Notes,
                            9.625% due 11/1/09 (b)...................................  $    462,213
    310,000        CCC+   Xm Satellite, Sr. Secured Notes,
                            14.000% due 3/15/10......................................       212,350
---------------------------------------------------------------------------------------------------
                                                                                          7,146,819
---------------------------------------------------------------------------------------------------
Building Products -- 0.9%
    990,000        B      Amatek Industries Property Ltd., Sr. Sub. Notes,
                            12.000% due 2/15/08......................................       796,950
  1,515,000        B-     Atrium Cos. Inc., Sr. Sub. Notes,
                            10.500% due 5/1/09.......................................     1,333,200
  1,100,000        B-     Oglebay Norton Co., Sr. Sub. Notes,
                            10.000% due 2/1/09.......................................     1,050,500
---------------------------------------------------------------------------------------------------
                                                                                          3,180,650
---------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 12.7%
                          Adelphia Communications Corp.:
  6,115,000        B+       Sr. Discount Notes, zero coupon due 1/15/08..............     2,981,063
                            Sr. Notes:
    410,000        B+         9.750% due 2/15/02.....................................       416,150
  1,790,000        B+         8.750% due 10/1/07.....................................     1,722,875
    535,000        CCC+   Cable Satisfaction International Inc., Sr. Notes,
                            12.750% due 3/1/10.......................................       329,025
  2,065,000        B-     Callahan Nordrhein-Westfalia, Sr. Discount Notes,
                            step bond to yield 16.000% on 7/15/05 (b)................       980,875
                          Charter Communications Holdings, LLC:
                            Sr. Discount Notes:
  4,835,000        B+         Step bond to yield 11.750% due 1/15/05.................     3,311,975
  5,265,000        B+         Step bond to yield 13.500% due 1/15/06.................     3,356,438
  5,420,000        B+         Step bond to yield 11.750% due 5/15/06.................     3,224,900
    925,000        B+       Sr. Notes, 11.125% due 1/15/01...........................       990,906
  1,020,000        BB-    CSC Holdings Inc., Sr. Sub. Notes,
                            10.500% due 5/15/16......................................     1,139,850
  1,125,000(GBP)   B      Diamond Holdings, Sr. Secured
                            Notes, 10.000% due 2/1/08................................     1,281,399
  2,620,000        B1*    Echostar Broadband Corp., Sr. Notes,
                            10.375% due 10/1/07 (b)..................................     2,692,050
    640,000        B+     Echostar DBS Corp., Sr. Notes,
                            9.375% due 2/1/09........................................       648,000


                       See Notes to Financial Statements.                      7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 12.7% (continued)
  1,125,000        B-     Insight Communications Co. Inc.,
                            Sr. Discount Notes, step bond to
                            yield 12.250% due 2/15/06................................  $    655,313
                          NTL Communications Corp.:
                            Sr. Notes:
  4,205,000        B          11.500% due 2/1/06.....................................     3,427,075
    500,000(EUR)   B          9.250% due 11/15/06....................................       338,511
  1,110,000        B          11.500% due 10/1/08....................................       921,300
  1,225,000(GBP)   B          Step bond to yield 13.953% due 4/15/09.................       742,210
  2,070,000        B-       Sub. Notes, 5.750% due 12/15/09..........................       996,188
    225,000(EUR)   CCC+   Ono Finance PLC, Sr. Notes,
                            14.000% due 7/15/10......................................       166,757
  4,465,000        Ba2*   Rogers Cablesystems Ltd., Sr. Sub. Notes,
                            11.000% due 12/1/15......................................     5,095,681
                          Telewest Communications PLC:
  1,535,000(GBP)   B        Sr. Discount Notes, step bond to yield
                              9.875% due 4/15/09.....................................     1,202,391
    865,000(GBP)   B        Sr. Notes, 5.250% due 2/19/07............................       854,331
                          United International Holdings Inc.,
                            Sr. Discount Notes:
  9,330,000        B-         Step bond to yield 10.750% due 2/15/03.................     4,058,550
 11,100,000        B-         Step bond to yield 12.500% due 8/1/04..................     2,941,500
---------------------------------------------------------------------------------------------------
                                                                                         44,475,313
---------------------------------------------------------------------------------------------------
Casinos/Gaming -- 3.0%
  2,845,000        B      Hollywood Casino Corp., Sr. Secured Notes,
                            11.250% due 5/1/07.......................................     3,072,600
  1,445,000        BB-    Mandalay Resort Group, Sr. Sub. Notes,
                            7.625% due 7/15/13.......................................     1,257,150
                          Sun International Hotels Ltd., Sr. Sub. Notes:
  1,675,000        B+       9.000% due 3/15/07.......................................     1,691,750
  1,745,000        B+       8.625% due 12/15/07......................................     1,764,631
  2,410,000        B-     Venetian Casino Resort LLC, Secured Notes,
                            12.250% due 11/15/04.....................................     2,578,700
---------------------------------------------------------------------------------------------------
                                                                                         10,364,831
---------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 0.7%
  2,280,000        BB     Imc Global Inc., Sr. Notes,
                            11.250% due 6/1/11.......................................     2,359,800
---------------------------------------------------------------------------------------------------


8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Chemicals - Major Diversified -- 1.2%
 13,645,000        B      Huntsman ICI Chemicals LLC, Sr. Discount
                            Notes, zero coupon due 12/31/09..........................  $  4,298,175
---------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 1.0%
    920,000        B      Avecia Group PLC, Sr. Notes,
                            11.000% due 7/1/09.......................................       977,500
                          ISP Holdings Inc., Sr. Notes:
    135,000        BB-      9.750% due 2/15/02.......................................       135,338
    925,000        BB-      9.000% due 10/15/03......................................       883,375
  1,545,000(EUR)   B+     Messer Griesham Holding, Sr. Notes,
                            10.375% due 6/1/11 (b)...................................     1,395,759
---------------------------------------------------------------------------------------------------
                                                                                          3,391,972
---------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.1%
    600,000        B2*    Vitesse Semiconductor, Sr. Notes,
                            4.000% due 3/15/05.......................................       473,250
---------------------------------------------------------------------------------------------------
Construction Materials -- 0.6%
                          Nortek Inc., Sr. Notes:
  1,075,000        B+       9.125% due 9/1/07........................................     1,061,563
    965,000        B+       8.875% due 8/1/08........................................       936,050
---------------------------------------------------------------------------------------------------
                                                                                          1,997,613
---------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.1%
    740,000        BBB-   American Greetings, Sr. Notes,
                            6.100% due 8/1/28........................................       570,725
---------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.3%
  1,025,000(EUR)   BB     Sola International, Sr. Notes,
                            11.000% due 3/15/08 (b)..................................       903,543
---------------------------------------------------------------------------------------------------
Containers/Packaging -- 2.5%
    585,000        B      Crown Cork & Seal, Sr. Notes,
                            7.125% due 9/1/02........................................       465,075
    150,000        B-     Huntsman Packaging, Sr. Sub. Notes,
                            13.000% due 6/1/10.......................................       111,750
  1,020,000        B+     Owens Illinois, Sr. Notes, 7.150% due 5/15/05..............       882,300
  1,035,000        B-     SF Holdings Group Inc., Sr. Discount Notes,
                            step bond to yield 12.750% due 3/15/03...................       470,925


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Containers/Packaging -- 2.5% (continued)
  3,565,000        B      Stone Container Corp., Sr. Notes,
                            11.500% due 8/15/06 (b)..................................  $  3,765,531
  1,900,000        B-     Sweetheart Cup Co., Sr. Sub. Notes,
                            10.500% due 9/1/03.......................................     1,814,500
  1,560,000        B-     Tekni-Plex Inc., Sr. Sub. Notes,
                            12.750% due 6/15/10 .....................................     1,240,200
---------------------------------------------------------------------------------------------------
                                                                                          8,750,281
---------------------------------------------------------------------------------------------------
Contract Drilling -- 1.6%
                          Parker Drilling Co., Sr. Notes:
    235,000        B-       5.500% due 8/1/04........................................       215,025
  2,290,000        B+       9.750% due 11/15/06......................................     2,398,775
  2,695,000        BB     Pride International Inc., Sr. Notes,
                            10.000% due 6/1/09.......................................     3,031,875
---------------------------------------------------------------------------------------------------
                                                                                          5,645,675
---------------------------------------------------------------------------------------------------
Department Stores -- 0.4%
                          JC Penney Co., Inc., Sr. Notes:
    785,000        BBB-     6.125% due 11/15/03......................................       755,563
    520,000        BBB-     6.900% due 8/15/26.......................................       504,400
---------------------------------------------------------------------------------------------------
                                                                                          1,259,963
---------------------------------------------------------------------------------------------------
Discount Chains -- 0.9%
                          Kmart Corp., Sr. Notes:
  1,710,000        Baa3*    12.500% due 3/1/05.......................................     1,874,588
  1,198,594        Baa3*    8.540% due 1/2/15........................................     1,090,781
---------------------------------------------------------------------------------------------------
                                                                                          2,965,369
---------------------------------------------------------------------------------------------------
Electric Utilities -- 1.9%
  2,070,000        BBB    Avista Corp., Sr. Notes,
                            9.750% due 6/1/08 (b)....................................     2,201,963
  1,060,000        BB     CMS Energy Corp., Sr. Notes,
                            9.875% due 10/15/07......................................     1,127,575
  2,815,000        Ba3*   Orion Power Holdings Inc., Sr. Notes,
                            12.000% due 5/1/10.......................................     3,159,838
---------------------------------------------------------------------------------------------------
                                                                                          6,489,376
---------------------------------------------------------------------------------------------------


10                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Electronic Components -- 1.4%
                          Celestica International Inc.:
  1,470,000        BB-      Sr. Sub. Notes, 10.500% due 12/31/06.....................  $  1,572,900
  1,545,000        BB-      Sub. Notes, zero coupon due 8/1/20.......................       699,113
  1,045,000        BB-    Flextronics International Ltd., Sr. Sub Notes,
                            9.875% due 7/1/10 .......................................     1,058,063
    500,000        B1*    Lsi Logic, Sr. Notes, 4.000% due 2/15/05...................       410,625
  1,310,000        Ba3*   Sanmina Corp., Sr. Notes, zero coupon
                            due 9/12/20..............................................       479,788
    725,000        Baa2*  Thomas & Betts Corp., Sr. Notes,
                            6.625% due 5/7/08........................................       555,531
---------------------------------------------------------------------------------------------------
                                                                                          4,776,020
---------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.4%
                          Amkor Technologies Inc.:
  1,055,000        B        Sr. Notes, 5.000% due 3/15/07............................       814,988
    585,000        B        Sr. Sub Notes, 10.500% due 5/1/09........................       568,913
---------------------------------------------------------------------------------------------------
                                                                                          1,383,901
---------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.3%
    875,000        B      Salton Inc., Sr. Sub. Notes,
                            12.250% due 4/15/08 (b)..................................       901,250
---------------------------------------------------------------------------------------------------
Engineering and Construction -- 2.6%
  2,285,000        BB-    Foster Wheeler Corp., Sr. Notes,
                            6.750% due 11/15/05......................................     1,905,119
  1,255,000        BB-    Integrated Electrical Services Inc.,
                            Sr. Sub. Notes, 9.375% due 2/1/09........................     1,253,432
                          Metromedia Fiber Network, Sr. Notes:
  4,810,000        B+       10.000% due 11/15/08.....................................     2,717,650
  5,610,000        B+       10.000% due 12/15/09.....................................     3,169,650
---------------------------------------------------------------------------------------------------
                                                                                          9,045,851
---------------------------------------------------------------------------------------------------
Environmental Services -- 1.7%
  2,725,000        B+     Allied Waste Industries Inc., Sr. Sub. Notes,
                            10.000% due 8/1/09.......................................     2,827,188
  2,875,000        B+     URS Corp., Sr. Sub. Notes,
                            12.250% due 5/1/09.......................................     2,946,875
---------------------------------------------------------------------------------------------------
                                                                                          5,774,063
---------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 1.4%
    690,000        BBB-   Avis Rent A Car Inc., Sr. Sub. Notes,
                            11.000% due 5/1/09.......................................  $    781,425
                          United Rentals:
  2,565,000        BB       Sr. Notes, 10.750% due 4/15/08...........................     2,686,838
                            Sr. Sub. Notes:
  1,150,000        BB-        8.800% due 8/15/08.....................................     1,040,750
    295,000        BB-        9.000% due 4/1/09......................................       268,450
---------------------------------------------------------------------------------------------------
                                                                                          4,777,463
---------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.4%
                          Amresco Inc., Sr. Sub. Notes:
    785,000        Caa*     10.000% due 3/15/04......................................       455,300
  1,990,000        Caa*     9.875% due 3/15/05.......................................     1,154,200
---------------------------------------------------------------------------------------------------
                                                                                          1,609,500
---------------------------------------------------------------------------------------------------
Food Distributors -- 3.3%
                          Aurora Foods Inc., Sr. Sub. Notes:
    490,000        CCC+     8.750% due 7/1/08........................................       416,500
  2,175,000        CCC+     Series B, 9.875% due 2/15/07.............................     1,957,500
    730,000        CCC+     Series D, 9.875% due 2/15/07.............................       657,000
  1,750,000        B-     Carrols Corp., Sr. Sub. Notes,
                            9.500% due 12/1/08.......................................     1,583,750
                          Fleming Cos. Inc.:
                            Sr. Notes:
  2,405,000        B          10.625% due 7/31/07....................................     2,501,200
  1,155,000        Ba3*       10.125% due 4/1/08.....................................     1,195,425
    205,000        B        Sr. Sub. Notes, 10.500% due 12/1/04......................       210,125
  2,660,000        B      SC International Services Inc.,
                            Sr. Sub. Notes, 9.250% due 9/1/07........................     2,832,900
---------------------------------------------------------------------------------------------------
                                                                                         11,354,400
---------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 0.4%
    990,000        B2*    Michael Foods, Sr. Sub. Notes,
                            11.750% due 4/1/11 (b)...................................     1,027,125
    375,000(EUR)   B      United Biscuits, Sr. Sub. Notes,
                            10.625% due 4/15/11......................................       344,868
---------------------------------------------------------------------------------------------------
                                                                                          1,371,993
---------------------------------------------------------------------------------------------------


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Foods - Meat/Fish/Dairy -- 0.3%
  1,125,000        A-     Tyson Foods Inc., Sr. Notes, 7.000%
                            due 1/15/28..............................................  $    952,031
---------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.4%
  1,560,000        B-     B&G Foods Inc., Sr. Sub. Notes,
                            9.625% due 8/1/07........................................     1,294,800
---------------------------------------------------------------------------------------------------
Forest Products -- 0.7%
  2,610,000        CCC+   Ainsworth Lumber Co. Ltd., Sr. Notes,
                            12.500% due 7/15/07......................................     2,365,313
---------------------------------------------------------------------------------------------------
Home Building -- 2.0%
                          DR Horton Inc., Sr. Notes:
    685,000        Ba1*     8.000% due 2/1/09........................................       671,300
  1,045,000        Ba3*     9.375% due 3/15/11.......................................     1,042,388
  2,300,000        BB+    Lennar Corp., Sr. Notes, 9.950% due 5/1/10 ................     2,541,500
    610,000        B1*    Meritage Corp., Sr. Notes,
                            9.750% due 6/1/11 (b)....................................       619,150
    700,000        BB     Ryland Group, Sr. Notes, 9.750% due 9/1/10.................       738,500
                          Standard Pacific Corp., Sr. Notes:
    735,000        BB       8.500% due 4/1/09........................................       723,975
    530,000        BB       9.500% due 9/15/10.......................................       539,275
---------------------------------------------------------------------------------------------------
                                                                                          6,876,088
---------------------------------------------------------------------------------------------------
Home Furnishings -- 0.7%
  1,160,000        B      Falcon Products Inc., Sr. Sub. Notes,
                            11.375% due 6/15/09......................................     1,104,900
  1,370,000        B3*    Remington Product Co., Sr. Sub. Notes,
                            11.000% due 5/15/06......................................     1,342,600
---------------------------------------------------------------------------------------------------
                                                                                          2,447,500
---------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.7%
     24,500        Ba3*   Fresenius Medical Care Preferred Capital Trust,
                            9.000% due 12/1/06.......................................     2,520,438
---------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Hotels/Resorts -- 1.8%
  1,355,000        Ba3*   Courtyard by Marriott, Sr. Secured Notes,
                            10.750% due 2/1/08.......................................  $  1,404,119
                          Intrawest Corp., Sr. Notes:
  2,085,000        B+       10.500% due 2/1/10.......................................     2,178,825
  2,620,000        B+       10.500% due 2/1/10 (b)...................................     2,737,900
---------------------------------------------------------------------------------------------------
                                                                                          6,320,844
---------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.5%
  1,055,000        B      Flowserve Corp., Sr. Sub. Notes,
                            12.250% due 8/15/10 .....................................     1,145,994
    665,000(EUR)   B+     Manitowic Co. Inc., Sr. Sub. Notes,
                            10.375% due 5/15/11 (b)..................................       589,019
---------------------------------------------------------------------------------------------------
                                                                                          1,735,013
---------------------------------------------------------------------------------------------------
Internet Software/Services -- 1.3%
                          Exodus Communications, Inc., Sr. Notes:
    580,000        CCC+     4.750% due 7/15/08.......................................       266,800
    350,000        B        10.750% due 12/15/09 (b).................................       227,500
  6,040,000        B        11.625% due 7/15/10 .....................................     4,046,800
---------------------------------------------------------------------------------------------------
                                                                                          4,541,100
---------------------------------------------------------------------------------------------------
Life/Health Insurance -- 0.7%
                          Conseco Inc., Sr. Notes:
  1,320,000        BB-      8.750% due 2/9/04........................................     1,257,300
  1,485,000        BB-      9.000% due 10/15/06......................................     1,407,038
---------------------------------------------------------------------------------------------------
                                                                                          2,664,338
---------------------------------------------------------------------------------------------------
Major Telecommunications -- 1.0%
                          Adelphia Business Solutions:
    240,000        B+       Sr. Discount Notes, step bond to yield
                              13.000% due 4/15/01....................................       199,200
    490,000        BB-      Sr. Notes, 12.250% due 9/1/04............................       411,600
  1,395,000        B        Sr. Sub. Notes, 12.000% due 11/1/07......................       606,825
  1,515,000        CCC+   Level 3 Communications, Sr. Notes,
                            6.000% due 3/15/10.......................................       503,738
  1,500,000        B      Telewest Communications PLC,
                            11.000% due 10/1/07......................................     1,440,000
  1,135,000        B3*    USA Mobile Communications, Sr. Notes,
                            9.500% due 2/1/04........................................       300,775
---------------------------------------------------------------------------------------------------
                                                                                          3,462,138
---------------------------------------------------------------------------------------------------


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Medical Distributions -- 0.3%
  1,155,000        B      Physicans Sales and Service, Sr. Notes,
                            8.500% due 10/1/07.......................................  $  1,033,725
---------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.7%
  1,675,000        BBB-   HEALTHSOUTH Corp., Sr. Notes,
                            6.875% due 6/15/05.......................................     1,616,375
  1,185,000        B      Per-Se Technologies Inc., Sr. Notes,
                            9.500% due 2/15/05.......................................       918,375
---------------------------------------------------------------------------------------------------
                                                                                          2,534,750
---------------------------------------------------------------------------------------------------
Medical Specialties -- 0.6%
  1,515,000        B2*    Total Renal Care Holdings, Sub. Notes,
                            7.000% due 5/15/09 ......................................     1,420,313
    610,000        B-     Universal Hospital Services, Sr. Notes,
                            10.250% due 3/1/08.......................................       545,950
---------------------------------------------------------------------------------------------------
                                                                                          1,966,263
---------------------------------------------------------------------------------------------------
Miscelleanous -- 0.2%
    305,000        BBB-   Briggs & Stratton, Sr. Notes,
                            8.875% due 3/15/11.......................................       305,763
    360,000        B+     Elizabeth Arden Inc., Sr. Secured Notes,
                            11.750% due 2/1/11.......................................       385,200
---------------------------------------------------------------------------------------------------
                                                                                            690,963
---------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.4%
  2,900,000        B2*    Intertek Finance PLC, Sr. Sub. Notes,
                            10.250% due 11/1/06 .....................................     2,305,500
  3,250,000        B-     Outsourcing Solutions Inc., Sr. Sub. Notes,
                            11.000% due 11/1/06......................................     2,616,250
---------------------------------------------------------------------------------------------------
                                                                                          4,921,750
---------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.9%
  1,425,000        A3*    Cooper Tire & Rubber Co., Sr. Notes,
                            7.625% due 3/15/27.......................................     1,266,469
  2,650,000        B2*    Park Ohio Holdings Corp., Sr. Sub. Notes,
                            9.250% due 12/1/07.......................................     2,106,750
---------------------------------------------------------------------------------------------------
                                                                                          3,373,219
---------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Movies/Entertainment -- 1.4%
  1,285,000        Caa*   Amc Entertainment Inc., Sr. Sub. Notes,
                            9.500% due 3/15/09.......................................  $  1,150,075
  4,695,000        B      Premier Parks Operations Inc., Sr. Sub. Notes,
                            step bond to yield 10.000% due 4/1/03....................     3,937,931
---------------------------------------------------------------------------------------------------
                                                                                          5,088,006
---------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.3%
    205,000        BB-    El Paso Energy L.P., Sr. Notes,
                            8.500% due 6/1/11 (b)....................................       209,100
    750,000        BB-    Leviathan Gas Pipeline Partners L.P.,
                            Sr. Sub. Notes, 10.375% due 6/1/09.......................       817,500
---------------------------------------------------------------------------------------------------
                                                                                          1,026,600
---------------------------------------------------------------------------------------------------
Oil and Gas Production -- 4.1%
    700,000        B1*    Belco Oil & Gas Corp., Sr. Sub. Notes,
                            10.500% due 4/1/06.......................................       704,375
  1,630,000        Caa*   Belden & Blake Corp., 9.875% due 6/15/07...................     1,418,100
  2,245,000        B+     Canadian Forest Oil Ltd., Sr. Sub. Notes,
                            10.500% due 1/15/06......................................     2,435,825
    750,000        B      Houston Exploration Corp., Sr. Sub. Notes,
                            8.625% due 1/1/08........................................       757,500
    980,000        B      Magnum Hunter Resources, Sr. Notes,
                            10.000% due 6/1/07.......................................       960,400
  1,900,000        B+     Nuevo Energy Co., Sr. Sub. Notes,
                            9.500% due 6/1/08........................................     1,949,875
                          Plains Resources, Sr. Sub. Notes:
    750,000        B2*      10.250% due 3/15/06 .....................................       780,000
    720,000        B2*      10.250% due 3/15/06 (b)..................................       748,800
  1,030,000        CCC    Ram Energy Inc., Sr. Notes,
                            11.500% due 2/15/08......................................       957,900
  1,250,000        B-     Range Resources Corp., Sr. Sub. Notes,
                            8.750% due 1/15/07.......................................     1,231,250
  1,765,000        B      Stone Energy Corp., Sr. Sub. Notes,
                            8.750% due 9/15/07.......................................     1,826,775
    415,000        BB-    Vintage Petroleum, Inc., Sr. Sub. Notes,
                            9.750% due 6/30/09.......................................       458,575
---------------------------------------------------------------------------------------------------
                                                                                         14,229,375
---------------------------------------------------------------------------------------------------


16                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.3%
    990,000        BB     Compagnie Generale de Geophysique, Sr. Notes,
                            10.625% due 11/15/07 (b).................................  $  1,064,250
---------------------------------------------------------------------------------------------------
Other Consumer Services -- 0.2%
    740,000        BB     Stewart Enterprises, Sr. Notes,
                            6.700% due 12/1/03.......................................       723,350
---------------------------------------------------------------------------------------------------
Pharmaceuticals - Genetic -- 0.9%
  3,040,000        BB     ICN Pharmaceuticals Inc., Sr. Notes,
                            9.250% due 8/15/05.......................................     3,131,200
---------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.4%
  1,510,000        B+     King Pharmaceutical Inc., Sr. Sub. Notes,
                            10.750% due 2/15/09......................................     1,623,250
---------------------------------------------------------------------------------------------------
Precious Metals -- 0.6%
  2,045,000        BBB    Newmount Mining Corp., Sr. Notes,
                            8.625% due 5/15/11.......................................     2,024,550
---------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.2%
  1,015,000        Ba1*   Markel Capital Trust, Jr. Sub. Notes,
                            8.710% due 1/1/46........................................       795,506
---------------------------------------------------------------------------------------------------
Pulp and Paper -- 1.8%
  1,070,000        Ba1*   Caraustar Industries Inc., Sr. Sub. Notes,
                            9.875% due 4/1/11........................................     1,051,275
                          Riverwood International Corp.:
    275,000        B-       Sr. Notes, 10.625% due 8/1/07............................       284,625
  3,960,000        CCC+     Sr. Sub. Notes, 10.875% due 4/1/08.......................     3,890,700
    925,000        Ba3*   SD Warren Co., Sr. Notes,
                            14.000% due 12/15/06.....................................     1,001,313
---------------------------------------------------------------------------------------------------
                                                                                          6,227,913
---------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.3%
  1,075,000        Ba3*   Meditrust, Sr. Notes, 7.114% due 7/15/04 (b)...............     1,029,313
---------------------------------------------------------------------------------------------------
Recreational Products -- 0.3%
  1,805,000        BB     Hasbro Inc., Sr. Notes, 6.600% due 7/15/28.................     1,189,044
---------------------------------------------------------------------------------------------------
Savings Banks -- 1.2%
  3,200,000        B2*    Ocwen Capital Trust, Jr. Sub. Notes,
                            10.875% due 8/1/27.......................................     2,576,000


                       See Notes to Financial Statements.                     17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Savings Banks -- 1.2% (continued)
  1,630,000        B+     Ocwen Financial Corp., Sr. Notes,
                            11.875% due 10/1/03......................................  $  1,556,650
---------------------------------------------------------------------------------------------------
                                                                                          4,132,650
---------------------------------------------------------------------------------------------------
Semiconductors -- 1.3%
    680,000        B+     Cypress Semiconductor, Sub. Notes,
                            3.750% due 7/1/05........................................       565,250
  4,260,000        B      Fairchild Semiconductor Inc., Sr. Sub. Notes,
                            10.125% due 3/15/07......................................     4,260,000
---------------------------------------------------------------------------------------------------
                                                                                          4,825,250
---------------------------------------------------------------------------------------------------
Specialty Stores -- 0.1%
    335,000        B-     Advance Stores Co., Sr. Sub. Notes,
                            10.250% due 4/15/08......................................       336,675
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 7.7%
  1,460,000        B+     Call-Net Enterprises, Inc., Sr. Notes,
                            9.375% due 5/15/09.......................................       438,000
    670,000(EUR)   B+     Colt Telecom Reg. S, Sr. Notes,
                            2.000% due 4/3/07........................................       402,153
  1,485,000(EUR)   B      Flag Telecom Holding Ltd., Sr. Notes,
                            11.625% due 3/30/10 .....................................     1,082,472
  1,585,000        B-     Focal Communications Corp., Sr. Discount Notes,
                            step bond to yield 12.125% due 2/15/03...................       388,325
                          Global Crossing Holdings Ltd., Sr. Notes:
  3,190,000        BB       9.500% due 11/15/09......................................     2,902,900
     13,000        B+       6.750% due 4/15/12.......................................     1,987,375
    940,000        B-     GT Group Telecom,  Sr. Discount Notes,
                            step bond to yield 13.250% due 2/1/05....................       333,700
                          ITC Deltacom Inc., Sr. Notes:
    425,000        B+       11.000% due 6/1/07.......................................       308,125
    695,000        B+       9.750% due 11/15/08......................................       462,175
                          Jazztel PLC, Sr. Notes:
  1,225,000(EUR)   CCC+     13.250% due 12/15/09 (b).................................       550,305
    750,000(EUR)   CCC+     14.000% due 7/15/10 (b)..................................       349,636
    375,000        BB     KPNQwest BV, Sr. Notes, 8.125% due 6/1/09..................       315,000
                          Level 3 Communications:
  7,795,000        B        Sr. Discount Notes, step bond to yield
                              12.875% due 3/15/05....................................     2,611,325


18                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 7.7% (continued)
  3,125,000(EUR)   B        Sr. Notes, 11.250% due 3/15/10 (b).......................  $  1,854,128
  1,060,000        CCC+   Madison River Capital, Sr. Notes,
                            13.250% due 3/1/10.......................................       641,300
                          McLeod USA Inc:
  1,030,000        B+       Sr. Discount Notes, step bond to yield
                              10.500% due 3/1/02.....................................       705,550
                            Sr. Notes:
    515,000        B+         9.250% due 7/15/07.....................................       370,800
  1,210,000        B+         11.375% due 1/1/09.....................................       913,550
  1,270,000        B-     MGC Communications, Inc., Sr. Notes,
                            13.000% due 4/1/10 ......................................       412,750
                          NEXTLINK Communications Inc.:
  3,765,000        B        Sr. Discount Notes, step bond to yield
                              12.250% due 6/1/04.....................................       922,425
                            Sr. Notes:
  3,260,000        B          12.500% due 4/15/06 ...................................     1,678,900
    355,000        B          9.625% due 10/1/07.....................................       150,875
  2,880,000        B-     Tele1 Europe B.V., Sr. Notes,
                            13.000% due 5/15/09......................................     2,476,800
                          Time Warner Telecom LLC, Sr. Notes:
  1,400,000        B2*      9.750% due 7/15/08.......................................     1,358,000
    815,000        B2*      10.125% due 2/1/11(b)....................................       800,738
                          Versatel Telecom, Sr. Notes:
  1,250,000(EUR)   B-       4.000% due 12/17/04......................................       413,206
  2,650,000(EUR)   B-       4.000% due 3/30/05 (b)...................................       892,842
    575,000        B-       13.250% due 5/15/08......................................       299,000
                          Williams Communication Group Inc., Sr. Notes:
    305,000        B+       11.700% due 8/1/08.......................................       169,275
    970,000        B+       11.875% due 8/1/10.......................................       538,350
---------------------------------------------------------------------------------------------------
                                                                                         26,729,980
---------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.6%
    675,000        B-     At Home Corp., 4.750% due 12/15/06.........................       371,250
  1,020,000        B      Flag Telecom Holdings Ltd.,
                            11.625% due 3/30/10......................................       867,000
  1,165,000        BBB-   Lucent Technologies Inc., Sr. Notes,
                            7.250% due 7/15/06.......................................       996,075
---------------------------------------------------------------------------------------------------
                                                                                          2,234,325
---------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Textiles -- 0.3%
  1,890,000        B      Westpoint Stevens Inc., Sr. Notes,
                            7.875% due 6/15/05.......................................  $    963,900
---------------------------------------------------------------------------------------------------
Tobacco -- 0.2%
    840,000        BB     Standard Commercial Tobacco,
                            8.875% due 8/1/05........................................       803,250
---------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.4%
  1,035,000        B      Columbus McKinnon Corp., Sr. Sub. Notes,
                            8.500% due 4/1/08........................................       926,325
    510,000        BBB-   Navistar International, Sr. Notes,
                            9.375% due 6/1/06 (b)....................................       520,200
---------------------------------------------------------------------------------------------------
                                                                                          1,446,525
---------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
  1,045,000        B+     Buhrman US Inc., Sr. Sub. Notes,
                            12.250% due 11/1/09 .....................................     1,118,131
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 10.1%
  2,130,000        CCC    Airgate PCS Inc., Sr. Sub. Discount Notes,
                            step bond to yield 13.500% due 10/1/04...................     1,347,225
  4,165,000        CCC    Alamosa PCS Holdings, Sr. Discount Notes,
                            step bond to yield 12.875% due 2/15/05...................     2,217,863
    925,000        B      American Tower Corp., Sr. Notes,
                            9.375% due 2/1/09 .......................................       913,438
  1,470,000        B-     Centennial Cellular Operating Co., Sr. Sub.
                            Notes, 10.750% due 12/15/08..............................     1,403,850
  2,500,000(CAD)   BBB+   Clearnet Communications Inc., Sr. Discount
                            Notes, zero coupon due 5/15/08...........................     1,507,924
                          Crown Castle International Corp.:
     12,454        CCC+     6.250% due 8/15/12.......................................       428,106
    540,000        B        Sr. Discount Notes, step bond to yield
                              10.375% due 5/15/04....................................       387,450
  2,725,000        B        Sr. Notes, 10.750% due 8/1/11............................     2,820,375
  1,600,000        B3*    Dobson/Sygnet Communications Corp.,
                            Sr. Notes, 12.250% due 12/15/08..........................     1,664,000
    895,000        CCC    Horizon PCS Inc., Sr. Discount Notes,
                            step bond to yield 14.000% due 10/1/05...................       375,900
    720,000        CCC    Iwo Holdings Inc., Sr. Notes,
                            14.000% due 1/15/11(b)...................................       694,800


20                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

     Face
   Amount++        Rating(a)                        Security                                Value
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 10.1% (continued)
  4,785,000        B-     Millicom International Cellular S.A.,
                            Sr. Discount Notes, step bond to yield
                            13.500% due 6/1/01.......................................  $  4,426,125
                          Nextel Communications Inc.:
                            Sr. Discount Notes:
  1,340,000        B-         Step bond to yield 13.000% due 4/15/02.................       582,900
  3,655,000        B1*        Step bond to yield 10.650% due 9/15/02.................     2,677,288
  9,100,000        B1*        Step bond to yield 9.950% due 2/15/03..................     6,074,250
  1,370,000        B1*      Sr. Notes, 9.375% due 11/15/09...........................     1,113,125
  3,170,000        B-     Spectrasite Holdings Inc., Sr. Discount Notes,
                            step bond to yield 11.250% due 4/15/04...................     1,569,150
     25,000        B3*    Telecorp PCS Inc., Sr. Sub. Notes,
                            10.625% due 7/15/10 .....................................        24,688
  1,030,000        B3*    Tritel PCS, Sr. Sub. Notes,
                            10.375% due 1/15/11 (b)..................................       991,375
  1,880,000        CCC+   US Unwired Inc., Sr. Discount Notes,
                            step bond to yield 13.375% due 11/1/04...................     1,052,800
                          Voicestream Wireless Corp.:
  1,485,000        B2*      Sr. Discount Notes, step bond to yield
                              11.875% due 11/15/04...................................     1,204,706
                            Sr. Notes:
    555,000        B2*        11.500% due 9/15/09....................................       640,331
  1,117,573        B2*        10.375% due 11/15/09...................................     1,282,416
---------------------------------------------------------------------------------------------------
                                                                                         35,400,085
---------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES
                            (Cost -- $373,865,667)...................................   340,953,210
===================================================================================================
    Shares                                          Security                                Value
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
---------------------------------------------------------------------------------------------------
Electrical Systems -- 0.0%
      1,926               Viasystems, Inc., Series B.................................        14,448
---------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.3%
      1,125               Broadwing Communications...................................     1,161,563
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
         54               Dobson Communications Corp., 13.000%,
                            Payment-in-kind..........................................         5,323
---------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK
                          (Cost -- $1,188,341).......................................     1,181,334
===================================================================================================


                       See Notes to Financial Statements.                     21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

    Shares                                          Security                                Value
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.2%
---------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
        207               SF Holdings Group, Class C Shares..........................  $          6
---------------------------------------------------------------------------------------------------
Food -- 0.1%
     38,785               Aurora Foods Inc...........................................       205,561
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.1%
     37,032               McLeod USA Inc.............................................       170,718
     12,250               Pagemart Nationwide Inc. (b)...............................           123
---------------------------------------------------------------------------------------------------
                                                                                            170,841
---------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK
                          (Cost -- $109,108).........................................       376,408
===================================================================================================
    Warrants                                        Security                                Value
---------------------------------------------------------------------------------------------------
WARRANTS (c) -- 0.1%
---------------------------------------------------------------------------------------------------
Broadcasting -- 0.0%
      5,425               Australis Holdings, Expire 10/30/01........................             0
      8,625               UIH Australia Inc., Expire 5/15/06 ........................         2,156
---------------------------------------------------------------------------------------------------
                                                                                              2,156
---------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
        535               Cable Satisfaction International Inc., Expire 3/1/10.......             5
---------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
      1,040               Merrill Corp., Expire 5/1/09 ..............................           104
---------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
        150               Huntsman Packaging Inc., Expire 6/1/10.....................            15
---------------------------------------------------------------------------------------------------
Internet Services -- 0.0%
      1,005               Cybernet Internet Service International Inc.,
                            Sr. Notes, Expire 7/1/09 ................................             2
      3,630               WAM!Net Inc., Expire 3/1/05 (b)............................            36
---------------------------------------------------------------------------------------------------
                                                                                                 38
---------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.0%
      4,800               SD Warren Co., Expire 12/15/06 ............................             0
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
        940               GT Group Telecom Inc., Expires 2/1/10......................        30,050
        750               Jazztel PLC, Expire 7/15/10................................             0


22                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited) (continued)

   Warrants                                         Security                                Value
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0% (continued)
      4,125               RSL Communications Ltd., Expire 11/15/06 (b)...............  $        516
     24,840               Weblink Wireless Inc., Expire 12/31/03 ....................           248
---------------------------------------------------------------------------------------------------
                                                                                             30,814
---------------------------------------------------------------------------------------------------
Wireless Communications -- 0.1%
      2,060               Airgate PCS Inc., Expire 10/1/09...........................       193,125
        695               Horizon PCS Inc., Expire 10/1/10...........................        13,639
      4,125               Iridium World Communications Ltd.,
                            Expire 7/15/05 ..........................................            41
---------------------------------------------------------------------------------------------------
                                                                                            206,805
---------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS
                          (Cost -- $890,152).........................................       239,937
===================================================================================================
      Face
     Amount                                         Security                                Value
===================================================================================================
REPURCHASE AGREEMENT -- 1.9%
     $6,516,000           Goldman, Sachs & Co., 4.020% due 6/1/01;
                            Proceeds at maturity -- $6,516,727;
                            (Fully collateralized by U.S. Treasury Notes,
                            Bonds and Bills, 0.000% to 10.375%
                            due 11/23/01 to 4/15/29;
                            Market value -- $6,807,982)
                            (Cost -- $6,516,000).....................................     6,516,000
===================================================================================================
                          TOTAL INVESTMENTS  -- 100%
                          (Cost -- $382,569,268** )..................................  $349,266,889
===================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 25 for definitions of ratings

      Currency abbreviations used in this schedule:
      ---------------------------------------------

      CAD -- Canadian Dollar
      EUR -- Euro
      GBP -- British Pound


                       See Notes to Financial Statements.                     23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

May 31, 2001 (unaudited)

                                                                  % of
                                                             Total Corporate
   Moody's           and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
      A                                     A                       0.7%
     Baa                                   BBB                      5.9
     Ba                                    BB                      23.2
      B                                     B                      61.3
     Caa                                   CCC                      8.3
     NR                                    NR                       0.6
                                                                  -----
                                                                  100.0%
                                                                  =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "A" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,      as predominantly speculative with respect to capacity to pay interest
CC, C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

May 31, 2001 (unaudited)

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $382,569,268) ................  $ 349,266,889
   Cash ........................................................            155
   Dividends and interest receivable ...........................      7,536,486
   Receivable for open forward foreign currency contracts
     (Note 5)                                                           455,190
--------------------------------------------------------------------------------
   Total Assets ................................................    357,258,720
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ............................        504,700
   Investment advisory fee payable .............................        287,914
   Payable for open forward foreign currency contracts (Note 5)          62,749
   Administration fee payable ..................................         60,830
   Payable for foreign currency (Cost -- $30,399) ..............              2
   Accrued expenses ............................................        131,971
--------------------------------------------------------------------------------
   Total Liabilities ...........................................      1,048,166
--------------------------------------------------------------------------------
Total Net Assets ...............................................  $ 356,210,554
================================================================================
NET ASSETS:
   Par value of capital shares .................................  $      43,668
   Capital paid in excess of par value .........................    522,173,563
   Undistributed net investment income .........................        462,272
   Accumulated net realized loss from security transactions
     and foreign currencies ....................................   (133,512,926)
   Net unrealized depreciation of investments and
     foreign currencies ........................................    (32,956,023)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $8.16 per share on 43,668,178
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) ..............................  $ 356,210,554
================================================================================


26                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Three Months Ended May 31, 2001 (unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ....................................................   $ 11,319,767
   Dividends ...................................................        134,969
--------------------------------------------------------------------------------
   Total Investment Income .....................................     11,454,736
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2) ............................        823,478
   Administration fee (Note 2) .................................        182,995
   Shareholder and system servicing fees .......................         32,994
   Shareholder communications ..................................         18,098
   Audit and legal .............................................         14,328
   Registration fees ...........................................          9,804
   Directors' fees .............................................          8,798
   Custody .....................................................          7,541
   Other .......................................................          7,541
--------------------------------------------------------------------------------
   Total Expenses ..............................................      1,105,577
--------------------------------------------------------------------------------
Net Investment Income ..........................................     10,349,159
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ...    (17,624,474)
     Foreign currency transactions .............................         20,612
--------------------------------------------------------------------------------
   Net Realized Loss ...........................................    (17,603,862)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions .....................................    (12,485,369)
     Foreign currency transactions .............................        380,656
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation .....................    (12,104,713)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies .................    (29,708,575)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations .........................   $(19,359,416)
================================================================================


                       See Notes to Financial Statements.                     27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Three Months Ended May 31, 2001 (unaudited) and the Year Ended February 28, 2001

------------------------------------------------------------------------------------
                                                         May 31        February 28
                                                     -------------    -------------
OPERATIONS:
   Net investment income .........................   $  10,349,159    $  41,996,303
   Net realized loss .............................     (17,603,862)     (46,292,271)
   Increase in net unrealized depreciation .......     (12,104,713)      (4,881,540)
------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations ........     (19,359,416)      (9,177,508)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................     (10,412,371)     (42,023,337)
------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ...............     (10,412,371)     (42,023,337)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ...................       2,702,046        2,824,189
   Treasury stock acquired .......................              --       (3,364,408)
------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions .....................       2,702,046         (540,219)
------------------------------------------------------------------------------------
Decrease in Net Assets ...........................     (27,069,741)     (51,741,064)

NET ASSETS:
   Beginning of period ...........................     383,280,295      435,021,359
------------------------------------------------------------------------------------
   End of period* ................................   $ 356,210,554    $ 383,280,295
====================================================================================
* Includes undistributed net investment income of:   $     462,272    $     686,021
====================================================================================


28                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      1.    Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current year's presentation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Current net investment income, net realized gains, and net assets were not affected by this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

      3.    Investments

      During the three months ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $ 80,054,650
--------------------------------------------------------------------------------
Sales                                                                 80,804,109
================================================================================

      At May 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  5,657,277
Gross unrealized depreciation                                       (38,959,656)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(33,302,379)
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      4.    Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

      5.    Forward Foreign Currency Contracts

      At May 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                             Local        Market        Settlement    Unrealized
Foreign Currency           Currency        Value          Date       Gain (Loss)
================================================================================
To Sell:
British Pound             1,633,369     $2,318,786       6/22/01      $  92,393
Canadian Dollar           3,215,750      2,079,792        6/8/01         31,208
Euro                      4,373,443      3,706,080       6/15/01        212,088
Euro                        152,625        129,335       6/15/01         14,857
Euro                        252,500        213,970       6/15/01         20,375
Euro                        100,968         85,561       6/15/01          8,647
Euro                        249,575        211,491       6/15/01         12,215
Euro                        335,950        284,686       6/15/01         15,680
Euro                        772,500        654,621       6/15/01         22,433
Euro                        519,546        440,267       6/15/01         18,041
--------------------------------------------------------------------------------
                                                                        447,937
--------------------------------------------------------------------------------
To Buy:
Canadian Dollar             270,937        175,229        6/8/01          3,262
Canadian Dollar             343,187        221,957        6/8/01          3,991
Euro                        356,400        302,015       6/15/01        (31,931)
Euro                        415,000        351,673       6/15/01        (20,042)
Euro                        368,490        312,260       6/15/01        (10,776)
--------------------------------------------------------------------------------
                                                                        (55,496)
--------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
  Foreign Currency Contracts                                          $ 392,441
================================================================================

      6.    Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At May 31, 2001, the Fund did not hold any futures contracts.

      7.    Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At May 31, 2001, the Fund did not hold any purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

      When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the year ended May 31, 2001, the Fund did not enter into any written covered call or put option contracts.

      8.    Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9.    Capital Loss Carryforward

      At February 28, 2001, the Fund had, for Federal income tax purposes, approximately $95,382,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                    2003         2004       2005        2007         2008         2009
=========================================================================================
Carryforward
  Amounts        $9,404,000  $18,115,000  $239,000   $2,616,000  $27,185,000  $37,823,000
=========================================================================================

      10.   Capital Shares

      Capital stock transactions were as follows:

                                    Three Months Ended                 Year Ended
                                       May 31, 2001                 February 28, 2001
                                  ----------------------       --------------------------
                                  Shares        Amount          Shares           Amount
=========================================================================================
Shares issued on reinvestment     319,601     $2,702,046        325,973       $2,824,189
Treasury stock reacquired              --             --       (409,500)      (3,364,408)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)           319,601     $2,702,046        (83,527)      $ (540,219)
=========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

--------------------------------------------------------------------------------

                                   2001(1)         2001            2000(2)       1999          1998          1997
=====================================================================================================================
Net asset value,
  beginning of Period ........   $    8.84       $   10.02       $   10.73     $   11.87     $   11.59     $   11.36
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3) ...        0.24            0.97            1.00          1.01          1.09          1.12
  Net realized and
    unrealized gain (loss) ...       (0.68)          (1.18)          (0.76)        (1.12)         0.28          0.21
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations ............       (0.44)          (0.21)           0.24         (0.11)         1.37          1.33
---------------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock ..........          --            0.01            0.03            --            --            --
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income ......       (0.24)          (0.98)          (0.98)        (1.03)        (1.09)        (1.08)
  Net realized gains .........          --              --              --            --            --            --
  Capital ....................          --              --              --            --            --         (0.02)
---------------------------------------------------------------------------------------------------------------------
Total Distributions ..........       (0.24)          (0.98)          (0.98)        (1.03)        (1.09)        (1.10)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of Period ..............   $    8.16       $    8.84       $   10.02     $   10.73     $   11.87     $   11.59
---------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(4) ...       (2.51)%++       24.22%         (13.40)%       (2.44)%       10.96%        15.37%
---------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(4)        (5.05)%++       (1.06)%          3.89%        (0.72)%       12.43%        12.65%
---------------------------------------------------------------------------------------------------------------------
Net assets,
  end of Period (millions) ...   $     356       $     383       $     435     $     475     $     523     $     494
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3) ................        1.21%+          1.20%           1.15%         1.17%         1.18%         1.20%
  Net investment income ......       11.32+          10.59            9.62          9.03          9.19          9.89
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate ......          23%             65%             80%           84%           94%           61%
---------------------------------------------------------------------------------------------------------------------
Market value, End of Period ..   $    8.53       $   9.000       $   8.125     $  10.438     $  11.750     $  11.625
=====================================================================================================================

(1)   For the three months ended May 31, 2001 (unaudited).
(2)   For the year ended February 29, 2000.
(3) The Investment Adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees were not waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Net Increase
                                                                    Net Realized                (Decrease)
                                                                   and Unrealized              in Net Assets
                   Investment            Net Investment              Gain (Loss)                   From
                     Income                  Income                on Investments               Operations
              --------------------------------------------------------------------------------------------------
Quarter                       Per                     Per                       Per                        Per
 Ended           Total       Share       Total       Share        Total        Share          Total       Share
================================================================================================================
May 31,
  1999        $12,214,442    $0.28    $10,822,682    $0.25     $(6,708,610)   $(0.15)     $ 4,114,072     $0.09
August 31,
  1999         12,394,209     0.28     11,158,749     0.25     (16,122,251)    (0.36)      (4,963,502)    (0.11)
November 30,
  1999         12,460,713     0.28     11,152,594     0.25      (4,771,670)    (0.11)       6,380,924      0.14
February 29,
  2000         12,087,369     0.28     10,790,341     0.25      (5,675,352)    (0.13)       5,114,989      0.12
May 31,
  2000         11,812,492     0.27     10,559,669     0.25     (27,280,228)    (0.64)     (16,720,559)    (0.39)
August 31,
  2000         12,249,404     0.28     11,032,064     0.26       1,256,514      0.03       12,288,578      0.29
November 30,
  2000         11,267,865     0.26     10,130,666     0.24     (58,653,220)    (1.37)     (48,522,554)    (1.13)
February 28,
  2001         11,443,119     0.26     10,273,904     0.24      33,503,123      0.77       43,777,027      1.01
May 31,
  2001         11,454,736     0.26     10,349,159     0.24     (29,708,575)    (0.68)     (19,359,416)    (0.44)
================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------

                                                                      Dividend
                             NYSE        Net Asset     Dividend     Reinvestment
                        Closing Price      Value         Paid           Price
================================================================================
March 31, 1999             $10.438        $10.77        $0.084         $10.34
April 30, 1999              10.313         10.88         0.084          10.35
May 31, 1999                10.188         10.57         0.084          10.35
June 30, 1999               10.188         10.41         0.084          10.23
July 31, 1999                9.813         10.36         0.081           9.66
August 31, 1999              9.250         10.21         0.081           9.28
September 30, 1999           8.875         10.10         0.081           8.77
October 31, 1999             8.688         10.01         0.081           8.87
November 30, 1999            8.313         10.12         0.081           8.31
December 31, 1999            8.125         10.13         0.081           8.11
January 31, 2000             8.625         10.05         0.081           8.61
February 29, 2000            8.125         10.02         0.081           8.18
March 31, 2000               8.250          9.74         0.081           8.21
April 30, 2000               8.188          9.65         0.081           8.18
May 31, 2000                 8.375          9.40         0.081           8.49
June 30, 2000                8.625          9.54         0.081           8.70
July 31, 2000                8.813          9.47         0.081           8.90
August 31, 2000              8.938          9.44         0.081           8.95
September 29, 2000           8.688          9.13         0.081           8.61
October 31, 2000             8.000          8.69         0.081           8.07
November 30, 2000            7.500          8.07         0.081           7.62
December 29, 2000            8.437          8.33         0.082           8.32
January 31, 2001             9.350          8.86         0.082           8.82
February 28, 2001            9.000          8.84         0.082           8.85
March 30, 2001               9.110          8.40         0.082           8.53
April 30, 2001               8.210          8.21         0.079           8.67
May 31, 2001                 8.530          8.16         0.079           8.17
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                         ------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


38

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

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

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------

                                                Managed
                                                HIGH INCOME
                                                     --------------
                                                     PORTFOLIO INC.
                                                     --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors

Allan J. Bloostein
Paolo M. Cucchi
Robert A. Frankel
Paul R. Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator

Smith Barney Fund Management LLC
7 World Trade Center
New York, New York 10048

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.


FD0839 7/01

--------------------------------------------------------------------------------